Customer deposits	12 Months Ended
Dec. 31, 2016
Customer deposits [Abstract]
Customer deposits
14.	Customer deposits

Advances for real estate properties comprise of sales proceeds received from customers for the pre-sale of residential units in the PRC. Advances for real estate properties are typically funded up to 40% - 80% by mortgage loans made by banks to the customers. The Group holds certain cash balances in restricted cash accounts at the relevant banks (see Note 2 (f)). The Group, in turn, has a right to withhold transfer of title to the customer until outstanding amounts are fully settled.

	December 31,	December 31,
	2015	2016
	US$	US$
Advances for real estate properties	1,255,600,108	1,412,304,143
Add: increase/(decrease) in revenue recognized in excess of amounts received from customers	18,940,748	(16,222,702)
Less: recognized as progress billings (see Note 4)	1,210,089,345	1,245,536,188

Customer deposits (Note 2h,2n)	64,451,511	150,545,253